Cash Flow	12 Months Ended
Jun. 30, 2023
Cash Flow Statement [Abstract]
Cash Flow	Cash Flow
Operating Activities

Adjustments	2023 £’000	2022 £’000	2021 £’000
Depreciation, amortisation and impairment of non-financial assets	£32,927	£28,969	£24,447
Unrealised foreign exchange loss / (gain)	5,441	(9,876)	6,742
Interest income	(3,506)	(184)	(84)
Fair value movement of financial liabilities	(11,828)	842	302
Interest expense	3,469	2,014	2,081
Net gain on disposal of non-current assets (tangibles and intangibles)	(45)	(73)	(36)
Share-based compensation expense	31,058	35,005	24,427
Hyperinflation effect (gain) / loss	(386)	17	189
Research and development tax credit	(5,027)	(2,211)	(2,642)
Loss on derecognition of right-of-use assets sub-leased	—	132	—
Net gain on disposal of right-of-use asset	(1)	(187)	(56)
Fair value movement of financial assets	(2)	(7)	(17)
Grant income	(2,935)	(642)	(503)
Total adjustments	£49,165	£53,799	£54,850

Net changes in working capital	2023 £’000	2022 £’000	2021 £’000
Increase in trade and other receivables	£(3,937)	£(37,006)	£(19,505)
(Decrease)/Increase in trade and other payables	(12,136)	15,236	(1,855)
Net changes in working capital	£(16,073)	£(21,770)	£(21,360)
Financing Activities
Non-Cash Changes Arising from Financing Activities

Grant received	Beginning of the year £’000	Cash received £’000	Grant income £'000	Non-cash foreign exchange £'000	Non-cash Other £'000	End of the year £'000
2021	331	228	(503)	3	—	59
2022	59	139	(642)	7	—	(437)
2023	(437)	494	(2,935)	1	—	(2,877)
The grant payable in 2021 was presented in trade and other payables and the grants receivable in 2022 and 2023 are presented in trade and other receivables.
The movement in lease liabilities for fiscal years 2023 and 2022 are disclosed in Note 23.
Investing activities
£21.2 million presented as other acquisition related settlements represents the payment of a promissory note acquired with DEK, settled in the post-acquisition period.